Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 20-F of Kofax Limited (the “Company”) for the fiscal year ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Reynolds C. Bish, Chief Executive Officer of the Company and Principal Executive Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 2, 2014

By:	/s/ Reynolds C. Bish
Reynolds C. Bish
Chief Executive Officer
(Principal Executive Officer)